SAVE THE EARTH - SACRIFICE NOTHING®

GREEN EARTH TECHNOLOGIES™

September 2011 Investor Presentation

GREEN PRODUCTS - SUPERIOR PERFORMANCE

Safe Harbor Statement

Forward Looking Statements

Statements made in this presentation that relate to future plans, events, financial results or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties. For details concerning these and other risks and uncertainties, see Part I, Item 1, "Risk Factors That May Affect Our Future Results" of this report, as well as the Company's other periodic reports on Forms 10-K, 10-Q and 8-K subsequently filed with the Securities and Exchange Commission (SEC) from time to time. Investors should also be aware that while the Company from time to time does communicate with securities analysts, it is against the Company's policy to disclose to them any material non-public information or other confidential commercial information. Investors should not assume that the Company agrees with any report issued by any analyst or with any statements, projections, forecasts or opinions contained in any such report.

Key Statistics

Symbol:	GETG.OB
Recent Share Price (as 9/1/11)	$0.22
52-week Trading Range (as 9/1/11)	$0.17 - $0.56
Market Capitalization (as 9/1/11)	$33M
Shares Outstanding	151M (183M fully diluted)
Fiscal Year End	June 30
Revenue Growth (FY2010 to FY2011)	209%
Revenue Run Rate (as of 6/30/11)	$15M

Investment Highlights

Technology
- ✓ Innovative "proprietary" formulations in strong and growing ***Green*** marketplace; strong IP position

Branding
- ✓ Totally ***Green*** clean tech company building niche with trademarked **"G"** brand; first to market

Customers
- ✓ World class customer base, including: Wal-Mart, The Home Depot, General Electric, Canadian Tire Corporation and ACE

Scale
- ✓ Partner production and distribution facilities enable efficient scalability

Growth
- ✓ Accelerating ***Green*** adoption leading to government opportunities via GSA contracts
- ✓ Potential for significant International expansion through partnership and license agreements

As Green as it GETs

Green Earth Technologies is a "totally green" clean tech company that combines renewable sourced feed stocks with proprietary technologies molded around the four ideologies of being GREEN:



Biodegradable
Renewable
GROWN AND MADE IN THE USA
Recyclable
Environment Safe
HAZARD RATING
4 – Extreme
3 – High
2 – Moderate
1 – Slight
0 – Insignificant
Fire
Toxicity
Reactivity
Special
0
0
0
0

Eco-Friendly + Hazard Free

✓ Focusing on the "GOOP"

- Differentiating OUR Green Messaging VS the COMPETITION

Other Brands w/GREEN CLAIMS	G.E.T. Brands' GREEN CLAIMS


CLEANER & DEGREASE
Limpiador/desengrasante poder industrial concentra
CERTIFIED
Biodegradable Product
Producto biodegradable certificado
SCIENTIFIC CERTIFICATION SYSTEMS • 1-800-ECO-FACTS
DANGER: MAY CAUSE BURNS. HARMFUL IF SWALLOWED OR INHALED. SEVERE IRRITANT. Read all cautionary information on label before using.
PUEDE CAUSAR QUEMADURAS. DAÑINO
Lea toda las precauciones antes de usarse.
40 Fl. Oz. (1.18 L)


HAZARD RATING
4 – Extreme
3 – High
2 – Moderate
1 – Slight
0 – Insignificant
Fire
Toxicity
Reactivity
Special
0
0
0
0
Design for the Environment
U.S. EPA
Recognized for Safer Chemistry
www.epa.gov/dfe
NSF
LISTED
ECO OPTIONS
USDA CERTIFIED BIOBASED PRODUCT
ATTENTION: Not classified as hazardous to humans or dangerous to the environment. Simply wash with soap and water after handling. Do not ingest.
KEEP OUT OF REACH OF CHILDREN.

If it is not safe for people, then it is not safe for pets, plants or our planet!

A Big Problem

- ✓ ***Petroleum molecules never wear out***
  - Oil does not dissolve in water and it lasts a long time, sticking to everything from beach sand to bird feathers
  - Only about 16% (estimated 1.3 billion quarts of motor vehicle engine oil generated yearly) of used oil is re-refined into new oil
- ✓ ***Used motor oil is the largest single source of oil pollution in our lakes, streams and rivers***
  - 40% of oil pollution of our nation's harbors and waterways is a result of improper collection, disposal or recycling of motor oil
    - One pint of oil can make a slick larger than a football field
- ✓ ***Americans spill 180 million gallons of used oil each year into our waters.***
  - This is 16 times the amount spilled by the Exxon Valdez in Alaska

SOURCE: Water Quality Consortium and the Automotive Aftermarket's GREEN Story 2011

GREEN EARTH TECHNOLOGIES™

Delivering Solutions

✓ *Increase of bio-content as a lubricant*

- Bio-based products are those composed wholly or significantly of agricultural ingredients – renewable plant, animal, marine or forestry materials.
- The Secretary of Agriculture has designated bio-based products for preferred purchasing by Federal Agencies
- Bio-preferred label
  - » New label indicates that the product has been independently certified to meet program standards for bio-based content
  - » New label makes identification of these products easier for Federal buyers and will increase awareness of these high-value products in the commercial and consumer markets
  - » Must contain a minimum of 25% bio-content
  - » **G-OIL is the only Motor Oil that meets program benchmarks**

USDA CERTIFIED BIOBASED PRODUCT
PRODUCT 37%

SOURCE: USDA Bio-Preferred Program - 2011

Market Opportunity

Lubricants

2010 Lubricant Sales by Product

Total: 2,431 Million Gallons



Automotive
Industrial
Other Automotive Oils 2%
Monograde Engine Oils 1%
Multigrade Engine Oils
38%
Automotive Transmission & Hydraulic Fluids 6%
Process Oils 22%
General Industrial Oils 14%
Metalworking Oils 6%
Industrial Engine Oils 7%
Grease 1%

- Source: Kline & Company; does not equal 100 due to rounding

2010 Global Lube Lubricant Demand

Total: 34.5,Million Metric tons



Middle East 5.6%
Latin America 8.3%
Western Europe 11.5%
Central/Eastern Europe 9.1%
US & Canada 19.7%
Africa 5.4%
Asia Pacific 40.4%



Metalworking Fluids & Corrosion Prevention 5.2%
Industrial Oils 25.7%
Process Oils 10.3%
Greases 3.1%
55.7%
Automotive Oils

by Region **by Product**

- Source for all: Fuchs Global Strategic Marketing

Market Opportunity

Statistics

✓ **Over 200 million licensed US drivers**

✓ **Approximately 238 million US registered vehicles**

✓ **Miles driven between oil changes (US)**

- All vehicles 2010 = 4,450 miles

✓ **Motor oil viscosities demand for all US cars and light trucks**

- 5W-30 = 47%
- 5W-20 = 18%
- 10W-30 = 17%

Source: National Oil & Lube News and Infineum

Green Drivers

✓ *Consumers are DEMANDING*

- A lot of talk about GREEN, but very few products on the shelf for concerned consumers to "do their part"
- Current GREEN products are either not green, too expensive or do not work as well as their conventional petrochemical counterparts
- Consumers are willing to "try" GREEN, but not willing to pay a premium
- Very little SUPPORT from GREEN manufacturers in driving consumers to the shelf
- The majority of consumers would GO GREEN if they only knew HOW

✓ *Government is MANDATING*

- 2008 Farm Bill – improve demand for bio-based products
- Presidential Mandate – EPA, GSA & USDA coordinated procurement efforts for environmentally preferred products
- Executive Order 13149 – "Greening" the government through federal fleet and transportation efficiencies

Products

✓ *G-OIL®*

- *Motor Oil*
  - Bio-based Full Synthetic
  - 2X Refined Conventional

- *OPE Engine Oil*
  - Bio-synthetic 4 Cycle
  - Bio-synthetic 2 Cycle
  - Bio-based Bar & Chain

- *Marine Oil*
  - Biodegradable Synthetic



Products

✓ G-CLEAN™

- Automotive Appearance


CAR WASH
CAR WASH
ALL PURPOSE CLEANER
WHEEL CLEANER
ULTIMATE TIRE SHINE
GLASS CLEANER
PROTECTANT
FOAM BLASTER
SURFACE PROTECTOR
BOAT WASH
CAR WASH
CONCRETE CLEANER
MOLD & MILDEW STAIN REMOVER

- Outdoor Pressure Washer Cleaning


FOAM BLASTER

Marketing

GROWN AND MADE
IN THE USA

✓ Brand Positioning

- "Save the Earth – Sacrifice Nothing®"
  - Consumers should not have to sacrifice value or performance when choosing to do their part
- "Change your Oil – Change the World™"
- "Reduce Dependence on Foreign Oil" (United States Oil)

✓ Brand Support/Product Attributes

- Superior Performance
- Ultimate Biodegradable
- Grown & Made in the USA
  - Domestically sourced renewable BIO-BASED feed stocks
- Environment Safe

Marketing

✓ Certifications

- American Petroleum Institute
- National Maritime Marine Agency
- Design for the Environment (DfE)
- National Sanitation Foundation (NSF)
- USDA Bio-Preferred Program
- ASTM Ultimate Biodegradable Ranking

Marketing

✓ *Industry Influencers*

- Kenny Wallace
- Chris Dyson, Guy Smith & Jay Cochran
- Mike Sullivan
- LUDACRIS
- 2 Guys Garage
- Truck U






SPEED
Two Guys Garage




Change your OIL, change the World
G OIL
Bio-BASED


G OIL
If it works in these engines, then it will definitely work in yours

Marketing

✓Advertising

- Print
- TV
- PR
- Digital


ENVIRONMENT SAFE
G OIL
GOOD FOR
YOUR ENGINE, THE EARTH
& YOUR CONSCIENCE.
Change your Oil, change the World




Change your Oil,
Change the World
REDUCE DEPENDENCE
ON FOREIGN OIL
If it works in this engine,
then it will definitely
work in yours
G-OIL BIO-BASED
FULL SYNTHETIC MOTOR OIL
Now at Walmart
GROWN AND MADE IN THE USA


Change your Oil,
Change the World
ENVIRONMENT SAFE
G OIL
Performance Proven
GREEN Results
Now at Walmart


Change your Oil,
Change the World
Independence from
Dependence
ENVIRONMENT SAFE
G OIL
Reduce Dependence
on Foreign Oil
GROWN AND
MADE IN THE USA
Now at Walmart

Marketing

✓Hybrid Call to Action

- Digital drives
  CONSUMPTION!!!



Change your OIL, Change the World
G-OIL® BIO-BASED FULL SYNTHETIC MOTOR OIL
If it works in this engine, then it will definitely work in yours
Now at Walmart
Change your OIL, Change the World
SAVE $10.00
G-OIL
6 PACK
How to Obtain Your $10.00 Mail-in Rebate
Please send my rebate to:

GREEN EARTH TECHNOLOGIES™

Marketing

American POP

Two Guys Garage

SPEED

TRUCK U

BET

BOB Is The Oil Guy
The Internet's Number One
Motor Oil Web Site

ROAD&TRACK

FOX 29
WTXF · PHILADELPHIA

Kenny Wallace

NASCAR

Hollywood Life

Green LivingGuy™

environmental LEADER
Energy & Environmental News for Business

NASCAR Nationwide Series

innotarappa TV

CAR AND DRIVER

NBC 6

USA TODAY

ESPN

NBC 4 WASHINGTON, D.C.

Kentucky.com
LEXINGTON HERALD-LEADER

AUTOWEEK

ESPN3.com

South Florida Sun-Sentinel

ESPN2

Naturally Earth Friendly

American Le Mans Series
Global Leader Green Racing

Go to Market

✓ ***Multi-Channel Penetration***

- Coast to Coast "national" rep organization GET's us in front of the buyer


MASS MERCHANDISERS
Sears
meijer
Walmart
FredMeyer
MEMBERSHIP CLUBS
COSTCO
BJ's
Sam's
GOVERNMENT
QUICK LUBES
& AUTO SERVICE
meineke
MIDAS
AUTO PARTS
O'Reilly AUTO PARTS
STRAUSS AUTO
DRUG STORES
Walgreens
CVS
RITE AID
FOOD STORES
Albertsons
Kroger
GIANT
HOME & HARDWARE
MENARDS
ACE
TrueValue
Best

Go to Market

- ✓ *Placement*

GREEN EARTH TECHNOLOGIES™

Highly Scalable

✓ *Partners*

- G.E.T. production capabilities

Production Facility Highlights

- **70 million gallon blending capacity**
- **141 bulk storage tanks with total capacity of 5.1 million gallons**
- **Acreage available to increase storage and production to approximately 7.5 million and 80 million gallons, respectively**
- **Barge, rail and truck loading/unloading capabilities**

Distribution Facility Highlights

- **275,000 sq. ft.**
- **52 loading doors, with 35 less than two years old**
- **10 acre parking area for staging trailers**
- **Located four miles from production facility**
- **8,000 sq ft administrative area: customer service, IT, inventory and accounting**



Efficient, expeditious fulfillment, capacity for SIGNIFICANT SCALE

Positioned for Growth

✓ Growth Opportunities

- Product expansion
  - "G" branded product line depth and breadth expansion
- Distribution
  - Support and expand existing top tier retailers
  - Grow top tier retailer customer base
  - Capitalize on co-branding and licensing opportunities
- Production
  - Enhance existing relationships and diversify supplier base
  - Internal sourcing of raw materials
- Government
  - Legislative mandates
  - GSA contracts
  - Local & state municipal "green" mandates creates demand
- International
  - Presence in Canada, South America and Sweden; potential for additional expansion through partnerships and license agreements

2011 Revenue Summary

✓ *Quarterly Sales Growth*


$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q 2011
2Q 2011
3Q 2011
4Q 2011
Net Sales
$461
$678
$2,577
$3,788

FYE June 30
(in thousands)

Annual Revenue Summary

✓ *Annual Sales Growth*


$10,000
$8,000
$6,000
$4,000
$2,000
$0
208.8%
FY 2010
FY 2011
Net Sales
$2,430
$7,503
FYE June 30
(in thousands)

Operating Model Goals

Total Revenue (FYE – June 30)	2011 $7.5mm	At $10mm	At $30mm	At $60mm	At $100mm
Gross Margin	16%	22%	30%	33%	36%
Operating Expenses*	85%	41%	21%	17%	14%
EBITDA	n/a	n/a	9%	16%	22%

A strong case for growth!

** Excludes stock-based compensation, depreciation and amortization.*

Experienced Management

JEFFREY LOCH - PRESIDENT, CHIEF MARKETING OFFICER & DIRECTOR
Mr. Loch has over 20 years of progressive marketing and sales responsibilities within the highly competitive consumer packaged goods arena. Jeff has also exposed to just about every major retailer within a variety of trade classes and has achieved enormous success while working for some of the greatest branding companies in the world, including Clorox, ConAgra Foods, and Pepsi-Cola.

GREG ADAMS - CHIEF OPERATING OFFICER & CHIEF FINANCIAL OFFICER
Mr. Adams has over 25 years of worldwide expertise in P&L management, treasury, capital structure, Sarbanes-Oxley compliance, investor relations and acquisitions/divestitures. Most recently served as Chief Financial Officer, Chief Operating Officer and Director of EDGAR Online Inc. Mr. Adams began his career at KPMG in the audit advisory practice where he worked for 11 years.

RONALD SHAFFER - SVP OPERATIONS
Mr. Shaffer has 25 years of experience in global supply chain, sourcing, operations, purchasing and plant management for serving consumer goods and high technology industries, including Dell Computer. Ron has a record of achieving turn-around situations by employing creative infrastructure building to support growth, profitability and liquidity.

PERUMAL SEKAR, Ph.D. - R & D DIRECTOR
Dr. Sekar is a senior research scientist with 15 years experiences in nanotechnology, organic synthesis and inorganic chemistry. He has a Ph.D. in chemistry from the Indian Institute of Technology-Bombay, Mumbai, India, served as a research fellow at Northwestern University, and was awarded a Certificate of Merit by The Royal Society of Chemistry, Madras.

G.E.T. has the Formula for Growth

✓ Success Factors

- "Green" is here to stay
  - Consumers are demanding
  - Government is mandating
- "G-OIL" is first to market in a growing segment of a very large category
  - Only API Certified bio-based Motor Oil
- Proprietary Green Earth Technologies' products are in the process of being patented
- 2011 placement proved customer and consumer acceptance
  - Reorders/Purchases
- 2012…

Investment Highlights

Technology	✓ Innovative "proprietary" formulations in strong and growing ***Green*** marketplace; strong IP position
Branding	✓ Totally ***Green*** clean tech company building niche with trademarked **"G"** brand; first to market
Customers	✓ World class customer base, including: Wal-Mart, The Home Depot, General Electric, Canadian Tire Corporation and ACE
Scale	✓ Partner production and distribution facilities enable efficient scalability
Growth	✓ Accelerating ***Green*** adoption leading to government opportunities via GSA contracts
	✓ Potential for significant International expansion through partnership and license agreements

Q&A

Corporate Headquarters
10 Bank Street Suite 680
White Plains, NY 10606

Sales & Marketing Group
1136 Celebration Blvd.
Celebration, FL 34747